UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 14, 2018

K12 Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-33883	95-4774688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2300 Corporate Park Drive, Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (703) 483-7000
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 5.07.          Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of K12 Inc. (the “Company”) was held on December 14, 2018.  The Company previously filed with the Securities and Exchange Commission a definitive proxy statement and related materials pertaining to this meeting, which describe in detail each of the three proposals submitted to stockholders at the meeting.  The final results for the votes regarding each proposal are set forth below.

Proposal 1:  Election of Directors

The eight nominees for the Board of Directors were elected to hold office until the next annual meeting of stockholders or until such time as their respective successors are elected and qualified or their earlier resignation, death, or removal from office. The tabulation of votes is set forth below:

	For	Withheld	Broker Non-Vote
Aida M. Alvarez	31,713,797	137,786	7,161,924
Craig R. Barrett	31,716,748	134,835	7,161,924
Guillermo Bron	31,656,884	194,699	7,161,924
Nathaniel A. Davis	31,132,050	719,533	7,161,924
John M. Engler	31,249,324	602,259	7,161,924
Steven B. Fink	31,155,886	695,697	7,161,924
Robert E. Knowling, Jr.	31,668,565	183,018	7,161,924
Liza McFadden	31,710,528	141,055	7,161,924

Proposal 2:  Advisory Vote to Approve Executive Compensation

The compensation paid to the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis and the accompanying tables in the proxy statement, was approved on an advisory basis (non-binding). There were 30,266,585 votes for, representing 95.02% of those shares voting and eligible to vote, 1,446,991 votes against, representing 4.54% of those shares voting and eligible to vote, 138,007 abstentions, representing 0.43% of those shares voting and eligible to vote, and 7,161,924 broker non-votes with respect to this proposal. Broker non-votes are not included in the tabulation of voting results for this proposal.

Proposal 3:  Ratification of Appointment of Independent Auditor

The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019 was ratified with 38,832,703 votes for, representing 99.54% of those shares voting and eligible to vote, 91,547 votes against, representing 0.23% of those shares voting and eligible to vote, 89,257 abstentions, representing 0.23% of those shares voting and eligible to vote, and no broker non-votes with respect to this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K12 Inc.

/s/ Vincent W. Mathis

Date: December 18, 2018	Name:	Vincent W. Mathis
	Title:	General Counsel and Secretary